Exhibit 99.1

The AI Company for the Attention Economy

VIP PLAY, INC. · OTCQB: VIPZ · INVESTOR PRESENTATION · AUGUST 2026

IMPORTANT INFORMATION

Disclaimer & forward-looking statements

No offer or solicitation

This presentation is for informational purposes only and does not constitute an offer to sell, or the solicitation of an offer to buy, any securities of VIP Play, Inc. (the "Company"), and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offering of securities will be made solely pursuant to definitive documentation, including a confidential private placement memorandum and subscription agreement, and in accordance with applicable law, including Regulation D under the Securities Act of 1933.

Forward-looking statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate," "believe," "expect," "intend," "plan," "target," "project," "estimate," "goal" and "will" identify such statements. They reflect management's current expectations and are subject to significant competitive, regulatory, economic, operational, technological and execution-related risks that could cause actual results to differ materially. Readers should not place undue reliance on them; the Company undertakes no obligation to update except as required by law. See the Company's SEC filings, including Forms 10-K and 10-Q, for risk factors.

No reliance

This presentation does not purport to be all-inclusive or to contain all information a prospective investor may require. Recipients should conduct their own investigation and consult their own legal, financial and tax advisors. Neither the Company nor its affiliates, officers, directors or representatives shall have any liability arising from use of this presentation.

Pilots, metrics & third-party data

Pilot, deployment and content metrics are preliminary, self-reported, unaudited and not causally validated; past performance is not indicative of future results. Market, industry and competitive data derive from third-party sources and Company estimates that have not been independently verified, and as to which the Company makes no representation as to accuracy or completeness. Third-party sources are identified on the pages where their data appears and in the source log appendix.

CONTENTS

Investor Presentation

August 2026

AI CAPITAL IS A BARBELL — WE ARE THE CONNECTION

WHAT THE STREET IS SAYING

"AI-related stocks have accounted for 75% of S&P 500 returns, 80% of earnings growth and 90% of capital-spending growth since ChatGPT launched."

Michael Cembalest, J.P. Morgan, Eye on the Market: "The Blob," Sept 24, 2025

INFRASTRUCTURE & HYPERSCALER CAPEX

~$800B

in 2026, rising to ~$1.2T in 2027 — extreme capital intensity, long payback

REVENUE-GENERATING AI WITH TRACTION AND A PATH TO PROFITABILITY — STARVED

VIP PLAY

PRE-PRODUCT SEED

−27%

seed and angel rounds year over year — two founders, a deck, no revenue, no traction

WHERE THE DOLLARS WENT

80%

of all Q2 2026 venture investment went to AI — while seed and angel rounds fell 27% year over year (PitchBook)

28 mo.

median gap between Series A and Series B — the longest since 2012 (Crunchbase)

VIP Play is the underweighted middle: deployed product, a live revenue motion, a fully reporting public listing and a stated path to profitability.

The barbell framing is VIP Play's synthesis of the third-party data cited above; it is not a characterization attributed to Morgan Stanley or J.P. Morgan. Of 4,400+ US companies that raised a Series A in 2020–21, only ~1,600 have raised a Series B. Total global AI capex is estimated at $5.5 trillion through 2030 (J.P. Morgan Global Research, June 25, 2026).

Sources: see appendix.

INSIDE THE LARGEST ATTENTION MARKET ON EARTH

THE INDUSTRY

$2.3T

global sports industry, compounding at ~10% a year to ~$3.7T by 2030 and $8.8T by 2050. Sports tourism $672B · sporting goods $614B · participation $560B · professional sports $140B.

Oliver Wyman / World Economic Forum, Feb 2026

THE WAGERING LAYER

$166.9B

US sports-betting handle in 2025, up 11.0%, producing $16.96B of revenue (+22.8%) inside a record $78.72B commercial gaming market.

American Gaming Association, Feb 2026

THE NEW LAYER

~$24B

monthly global prediction-market volume in April 2026, up from under $5B in September 2025. Sports is 80% of Kalshi volume and 39% of Polymarket volume.

Pew Research Center, May 2026

WHAT THE OPERATORS AND THE ANALYSTS SAY

"Attendance growth of 10%, adding approximately five million fans to a record 49 million globally… international attendance at stadiums, arenas and festivals all up over 20%."

Live Nation Entertainment, Q2 2026 results, July 30, 2026

"By 2030, Kearney anticipates that 46% of sporting revenue will come from gaming."

Kearney, via SportsPro, July 2025

Prediction markets will grow to $1 trillion by 2030.

Bernstein analyst Gautam Chhugani, via CNBC, April 2026

A $2.3 trillion industry compounding at ~10% — with the fastest growth in exactly the parts that generate the most data: betting, prediction markets and live attendance.

Sources: see appendix.

BIG AI IS OUT OF RAW MATERIAL — WE OWN A SUPPLY

THE SUPPLY

Every event, venue, fan session and social interaction is a source.

Identity · Intent · Spatial movement
Dwell time · Spend · Social response
Live sentiment · Physical outcome

Data that does not exist on the open web and cannot be collected from it.

THE PIPELINE

VIP Play acquires, cleans, governs, rights-clears and structures it.

EventPulse — event-day behavior
FanZone — first-party fan identity
Superfan — social response at scale

One shared identity and event graph, compounding with every deployment.

THE BUYERS

AI labs, LLM platforms and hyperscalers turn data into product.

Training corpora
Inference-time context
Agentic access to consumer attention

Paying nine figures for text — while the public supply runs down.

ONE ASSET, TWO REVENUE LINES

SUPPLY SIDE

Rights-holders, venues, brands and conferences pay for the fans: venue software, sponsorship and AI content services.

BUY SIDE

Labs, hyperscalers and advertisers pay for the data and for agentic access to the attention it represents.

AI platforms already pay nine figures for licensed text, and the human-text supply is finite — detail in appendix.

Sources: see appendix.

THE DATA SUPPLIER FOR THE FASTEST-GROWING CONSUMER MARKET IN AI

The thesis
Live sports, events and entertainment generate the richest behavioral data on earth — intent, movement, spend, emotion and social response, in real time. Almost none of it reaches the open web. VIP Play collects it, structures it and sells it to both sides of the market.

The company
VIP Play, Inc. (OTCQB: VIPZ) is repositioning from a legacy sportsbook and interactive online gaming services into an AI platform centered on sports content, fan engagement and live-event orchestration.

The products
Three internally developed products — FanZone (consumer), Superfan (AI content engine) and EventPulse (event operating system) — implemented on one shared platform, generating three distinct revenue streams from a single cost base.

The proof
EventPulse was deployed in the field at the Senior PGA Championship at The Concession and demonstrated at two industry conferences, with a city-scale Las Vegas deployment anticipated. Superfan runs 17 live AI characters — 674K impressions at 5.9% blended engagement, no paid distribution.

The go-to-market
Distribution economics: $8.86 blended cost per acquired user against a $250–$900 category benchmark — organic, engine-driven reach, no media buy.

The objective
Convert proven unit economics into scale: launch FanZone, Superfan and Replace Studio, and convert contracted venues into recurring revenue.

KEY FIGURES

674K
Impressions, zero paid distribution

216
Active users at the flagship PGA deployment

3
Products deployed on one platform

17
Live AI characters · zero paid distribution

Company-reported and unaudited. Operating and traction figures are as reported by the Company and must be read with the disclaimers on page 2 and the Company's SEC filings.

DEPLOYED PRODUCTS, SOFTWARE ECONOMICS, AN UNDERVALUED STOCK

I
An AI-first repositioning, executed

Repositioned from a legacy sportsbook identity into an AI sports, events and fan-data platform — with full public-company reporting already in place.

II
Three products, one platform

FanZone, Superfan and EventPulse are internally developed and run on one shared AI platform, producing three revenue streams from a single cost base.

III
Deployed, not theoretical

EventPulse ran in the field at the Senior PGA Championship at The Concession, was demonstrated at two sports-innovation conferences, and a city-scale Las Vegas deployment is anticipated in 2026.

IV
Breakout content already

The Superfan engine runs 17 live AI characters at 5.9% blended engagement and 674K impressions with no paid distribution — top post 250,000+ views.

V
Software-like economics

Three revenue streams run on one shared engine and a single cost base — the content is owned, not rented, so incremental output carries minimal marginal cost.

VI
A compounding data asset

Every deployment logs an intent paired with a physical outcome — a rights-cleared first-party graph that can't be bought, only accumulated, and deepens with every event.

Company-reported, unaudited. Content and deployment metrics are management estimates; see disclaimers on page 2.

I. The Opportunity

Where the capital is not going, why this vertical produces the scarcest data on earth, and how large the addressable market is.

REVENUE, DEPLOYMENTS AND A PATH TO PROFIT

FROM		TO
Sportsbook-centric business	→	AI sports & live-events data platform
Single-line, transactional revenue	→	Recurring software, media & event economics
Legacy gaming identity	→	AI content + real-time event orchestration
Fragmented operating assets	→	One fan, one platform, every moment

The assets, the OTCQB listing and the reporting discipline carry over; the business model, the cost structure and the revenue quality do not.

A $2.3T MARKET, ENTERED THROUGH ONE WINNABLE WEDGE

TAM · TOTAL ADDRESSABLE MARKET

$2.3T

Global sports industry, ~10% CAGR to ~$3.7T by 2030 (Oliver Wyman / WEF), plus $166.9B of US sports-betting handle (AGA).

SAM · SERVICEABLE ADDRESSABLE MARKET

~$28B

Event & venue software (~$18B), AI-influencer & avatar platforms ($6.1B in 2024 → $45.9B by 2030) and sponsorship against 200M+ US fans.

SOM · SERVICEABLE OBTAINABLE MARKET

Entered

The obtainable wedge — contracted venues, conferences, college programs and Superfan seats, built bottom-up.

THREE PRODUCT POOLS

FANZONE · fan engagement 200M+ US fans; beachhead in college programs — 62M avid college-football fans

SUPERFAN · AI content $6.1B AI-influencer & avatar market in 2024, ~41% CAGR to $45.9B by 2030

EVENTPULSE · live events Venue & conference software; ACV $75K–$2.5M per venue or event

ALREADY INSIDE THE SOM

- Senior PGA Championship, The Concession — 216 active users, April 2026
- Two industry conferences: SEAT (Charlotte) and SEICon III (Las Vegas)
- Las Vegas city-scale VIP Host deployment anticipated — 20+ venues mapped
- 17 live AI characters · 674K impressions · 5.9% blended engagement
- Four flagship demo experiences published on eventpulse.ai

SOM reflects the obtainable wedge the Company is already entering through contracted venues and events. Market-size estimates are third-party research-firm figures with differing methodologies and definitions; they are directional, not audited. Company traction figures are company-reported and unaudited.

Sources: see appendix.

II. The Platform

Two experience layers, one orchestration engine, and the data asset that accumulates underneath all three products.

THREE PRODUCTS — ONE ENGINE — ONE DATA ASSET

FanZone

The consumer layer — personalized content, briefings, participation and rewards that keep the fan engaged between events.


Create the Hype
Generate amazing Tennessee Volunteers content in seconds
Try it Now →
Try it Now →
Try it Now →

EventPulse

The event operating system — routing, live answers, crowd intelligence and operator workflows inside the venue.


The Concession
The Concession
1
4
428

Superfan · Replace Studio

The AI content engine — always-on generation of video, characters and campaigns at near-zero marginal cost.


Netflix documentary setup

THE SHARED INTELLIGENCE PLATFORM

Content generation
Video, voice and character production at scale

Orchestration
Real-time decisions, routing and operator actions

Identity & data graph
First-party fan and event behavior, compounding

THE DATA ASSET Every session logs an intent paired with a physical outcome. Identity, dwell, movement, spend and social response accumulate into a rights-cleared first-party corpus — the input the buy side pays for, and the reason each additional deployment raises the value of every prior one.

FANZONE — ONE PLACE FOR EVERY FAN

I **AI Concierge**
Plans the day and answers “what next?” — personalized recommendations delivered in the moment.

II **News Ring**
Proactive briefings, alerts and storylines — the fan’s always-on sports feed.

III **Hype & Creation**
Chants, captions, recaps and shareable energy generated for every fan and every moment.

IV **Participation**
Watch parties, trivia, predictions and rewards that turn watching into playing.


FanZone
Consumer layer using AI character personas to keeping fans engaged between events
Ask me anything about the Tennessee Volunteers...
Ask Oz
Upcoming Vols games
Vols injury report
Vols game day traditions
Vol Navy tailgate
Vols player stats
Best tailgating spots near Neyland Stadi...
BEST DRESSED FANS
VOL TAILGATE FOOD
VOL NAVY SALUTE
62%
58%
200+
10K+

THE COLLEGE BEACHHEAD

One institution holds the fan relationship, the identity graph and the athlete likeness rights — our cheapest acquisition channel and cleanest first-party graph.

Product imagery from internal builds. Named university customers are omitted pending confirmation that each institution has cleared the use of its name for external distribution. Company-reported, unaudited.

SUPERFAN — TRADITIONAL CAC VS FUZEBOX CAC

SUPERFAN STUDIO · B2B

Your brand's AI content team, on autopilot.

Always-on AI superfans scan trends and post autonomously across TikTok, Instagram, YouTube and Facebook. Sold managed or per-seat, built for volume.

SUPERFAN · OWNED CHARACTERS

Our own characters, run like a media network.

17 autonomous AI accounts post daily across TikTok, Instagram, YouTube and Facebook — the same engine we sell, proven first on our own IP.



Alabama Girl
Bayou Bailey
Buckeye Brandi
Miss T
Mr. T
Swampy Steve
Crim Tide
Maddie Barkley
Miami Superfan

PROVEN ON OUR OWN CHARACTERS

250K top post — Mr. T (Tennessee), 4,668 shares

5.9% blended engagement across 17 live accounts (11.3% on TikTok)

674K lifetime impressions on 6,190 followers — zero paid distribution

84% CAC reduction — VIP Play sports-betting app

Next: what that distribution does to acquisition cost — $8.86 blended, against a $250–$900 category benchmark.

Metrics from internal production-dashboard snapshots, 2026-07-28. Company-reported, unaudited; not causally validated.

WHAT SETS US APART: DISTRIBUTION ECONOMICS

HOW WE DO IT

An agentic harness scores viral formats, drops in an owned character, and publishes across four platforms daily — organic reach, no media buy.

Responders land in our first-party fan graph, where FanZone and EventPulse compound the value.

COST TO ACQUIRE ONE CUSTOMER — LOGARITHMIC SCALE


VIP Play — blended cost per acquired user
$8.86
Sports — highest cost-per-install of any mobile app category
$26.81
Sports-betting customer acquisition cost — category band
$250–$900
$250
$10
$100
$1,000

28x – 102x

lower than the category benchmark — and roughly 3x cheaper than a bare app install

100,000 acquired users

At the $250 low end of the category band: $25.0M of acquisition spend. At $8.86: $886K. Same cohort, ~$24.1M of capital redirected from media buying into product and deployment.

What it changes

Growth stops being a function of the marketing budget and becomes a function of engine throughput. LTV/CAC will be presented from audited cohort data as the paying base matures — we are not claiming it today.

Definition: $8.86 is management's blended cost per acquired user — total attributable acquisition spend divided by acquired users across owned organic distribution and paid campaigns, from internal production-dashboard snapshots for the period ended 2026-07-28. Company-reported, unaudited, not independently validated, and not calculated on the same basis as regulated operators' cost-per-first-time-depositor benchmarks. Benchmarks shown are third-party published ranges for a different, licensed customer type and are presented for context, not as a like-for-like comparison.

Sources: see appendix.

REPLACE STUDIO — $10–$15 PER CHARACTER


If Netflix did a documentary on my wife

→


If Netflix did a documentary on my wife


If Netflix did a documentary on my wife


If Netflix did a documentary on my wife

ORIGINAL TEMPLATE

SAME SCENE — ANY CHARACTER · VOICE + FACE REPLACED

One shot becomes any character in minutes — characterize · match pose · clone voice · finalize. 100,000+ views in 45 min · $10–$15 per character. Proprietary orchestration and owned characters; the models are commercial APIs.

EVENTPULSE — A PERSONAL CONCIERGE FOR EVERY EVENT

An AI concierge that knows the city and knows you — ask anything and get personalized picks, live offers, and a map of what's nearby.


What can I help you discover?
Ask Danny anything...
Shows Tonight
Best Happy Hours
Restaurants
Nightlife
Things To Do
Hotel Deals
Tonight in Vegas
View all
Bruno Mars
Dolby Live
8:00 PM • From $129
Adele
The Colosseum
Caesars Palace
9:00 PM • From $95
Popular Near You
View all
Home
Map
Danny
Itinerary
My Offers
Here are my top picks for you tonight, Danny.
For You
Trending
Nearby
Sponsored for You
SPONSORED
Skyfall Lounge at Delano
VIP Sunset Happy Hour
Complimentary cocktail with EventPulse Pass
0.6 mi away
4.7 (128)
Claim Offer
More Recommendations
Bruno Mars at Dolby Live
From $129
Limited seats remaining
View Tickets
Zuma After Dark
Free appetizer with reservation
Reserve Table
Ask Danny anything...
Wynn Las Vegas
The Venetian
Resort & Casino
Caesars Palace
Aria Resort & Casino
MGM Grand
T-Mobile Arena
Skyfall Lounge at Delano
SPONSORED
VIP Sunset Happy Hour
Complimentary cocktail with purchase. Show your pass!
0.6 mi away
Claim Offer
Home
Map
Danny
Itinerary
My Offers

WHAT IT IS

An AI concierge that knows the venue and the fan — ask anything, get live answers, offers and a 3D map.

SHIPPED

6 of 9 capabilities live: concierge, 3D maps, routing, wayfinding, venue knowledge, guided moments.

WHY THE DATA IS UNIQUE

Every session pairs an intent with a physical outcome — data behavioral models rarely have.

~13-min average session · 70% page-to-page retention · 4.8% post-event return. Demo experiences on eventpulse.ai — not completed client deployments; metrics self-reported.

THE EVENT ECONOMY IS COMPOUNDING ON THREE FRONTS AT ONCE



Monthly global prediction-market trading volume
~$24B
<$5B
Sept 2025
April 2026

Roughly a 5x increase in seven months. Sports accounts for 80% of Kalshi volume and 39% of Polymarket volume — Pew Research Center, May 27, 2026.

49 million

fans attended Live Nation events in Q2 2026 — a record, up 10% year over year, with international stadium, arena and festival attendance all up over 20%.

$7.11 million

average gross per stadium concert in 2025, a 19% increase over the 2024 average (Pollstar year-end analysis).

65% of Gen Z

across 18 countries are willing to splurge — the highest-splurging generation in every country McKinsey surveyed.

"Stadium attendance has tripled year-over-year; festivals sell out faster than ever." — Live Nation, Living for Live, Nov 2025

Every attendee served is a new data source.

No independent study quantifying in-venue navigation friction was located; the friction case is presented qualitatively and through attendee testimony, not as a sourced statistic.

Sources: see appendix.

EVENTPULSE IN THE VENUE: ASK, MOVE, SEE, ACT

	WHAT THE SYSTEM DOES	VALUE TO OPERATOR
ASK	Attendee asks in plain language, grounded in the live venue graph.	**Deflected queries; captured intent data.**
MOVE	Point-to-point routing that adapts to congestion and preference.	**Less congestion; dwell-time shifts to revenue.**
SEE	Live crowd-flow, heat-map and staff positions; friction before it escalates.	**Fewer incidents; staffing evidence.**
ACT	Recommended actions and workflows to the right team, with an audit trail.	**Faster response; post-event record.**

One spatial graph. The answer is a highlighted route, not a paragraph.



SEAT
Good evening, Abhi.
Ask your SEAT Conference personal concierge anything.
Speakers
Meet the speakers and presenters taking the stage at SEAT Conference 2026
When is SEAT City After Hours?
Ask anything about SEAT Conference...



SEAT
W 4TH ST
S CHURCH ST
S TRYON ST
Hilton Charlotte Uptown
Charlotte Convention Center
NASCAR Hall of Fame
/sponsor /partner /exhibitor Open a sponsor's details
/speaker /talent Open a speaker's profile

SEAT Conference — AI concierge + live walking route, deployed on-site.

EVENTPULSE LIVE — REAL TIME, NOT POST-EVENT

LIVE ATTENDANCE & ANALYTICS



Welcome back, Sarah!
Here's what's happening with your hotel and venues today.
May 10 – May 16, 2025
+ Create Offer
Impressions
387,540
↑ 28% vs last 7 days
Offer Views
22,814
↑ 24% vs last 7 days
Redemptions
1,243
↑ 31% vs last 7 days
Revenue Impact
$132,560
↑ 26% vs last 7 days
Return on Spend
7.2x
Excellent
Your Venues & Outlets
Manage Venues
Skyfall Lounge
Cocktail Lounge
Active Offers 2
Redemptions 324 ↑ 34%
Jean Georges
Fine Dining
Active Offers 1
Redemptions 186 ↑ 18%
Aria Café
Restaurant
Active Offers 1
Redemptions 142 ↑ 12%
Pool & Cabanas
Pool Experience
Active Offers 1
Redemptions 98 ↑ 27%
Aria Spa & Salon
Spa
Active Offers 1
Redemptions 76 ↑ 16%

Live attendance, AI-scored engagement and operator dashboards — real time, not post-event reports.

Each addition deepens the venue relationship — more surfaces in the same contract, more first-party data. Screenshots from Company systems; company-reported, unaudited.

IP POSITION & STRATEGY

Two priority patent filings

1 · The closed loop — in-venue behavior conditions the content Superfan makes for that fan; engagement feeds back into orchestration.

2 · Intent as early warning — query and routing-request density flag friction before sensors register it.

Narrow, concrete technical effect, distinct from prior art. 2026 public deployments started the one-year statutory-bar clock — filing is urgent. No "patent pending" is claimed.

TWO THINGS NO COMPETITOR HAS

GOOGLE MAPS PLATFORM + GEMINI AT THE CORE

What Google shipped: Ask Maps and Immersive Navigation (March 12, 2026), and Maps Grounding Lite, which brings Maps into LLMs over MCP and grounds agents in 300M+ places (April 22, 2026).

What it gives us: true spatial reasoning, live routing and grounded answers inside the venue — primitives we consume rather than rebuild.

Where we own the layer: nobody at Google is building venue-specific, event-day, crowd-density-aware routing tied to a fan identity graph. That layer is ours, and it is the layer that produces proprietary data.

STRUCTURALLY UNAVAILABLE TO THE FIELD

Satisfi Labs — strong conversational AI, no map and no routing

PAM — premium venue maps and digital twin, no conversational AI

Mappedin — best-in-class indoor maps, no concierge and no agent

Whova / Guidebook — agenda and push notifications, neither map nor AI

Competitive positioning as of August 2026, based on publicly available information. This contrast is VIP Play's strategic analysis, not a claim made by Google or by the companies named.

The synthetic engine, honestly benchmarked

AI seed rounds are pricing revenue-generating companies at $25–30M post-money (TechCrunch, March 2026). VIP Play trades at roughly $25.7M in the public market with three deployed products and 17 live characters running at 5.9% blended engagement.

First-party identity graph

Fan identity from FanZone joined to live behavior from EventPulse — data that cannot be bought, only accumulated event by event.

Character & trend catalog

60+ viral templates and a growing library of trained characters, refreshed continuously as trends turn over.

Validated in front of the buyer

Demonstrated at SEAT (Charlotte, June 28–30, 2026) and SEICon III (Bellagio, July 7–9, 2026; 1,000+ executive attendees), with signed distribution.

Sources: see appendix.

EVENTFUSE — DISTRIBUTION INTO PREMIER LIVE PROPERTIES

THE COMPANY

EventFuse

Founded 2015. Chicago and Baltimore. Planning, operations, logistics and marketing activations for festivals and sporting events: feasibility, budgeting, staffing, vendor procurement, venue layout, permitting, production schedules, sponsor operations, freight and site logistics.

eventfuse.co · "Synergy Built, Focused Results"

THE PRINCIPAL

Nick Newhall

Founder, EventFuse. Based in Denver. 300+ events over 15 years in the field. Prior roles include venue operations for the ESPN Summer and Winter X Games, logistics and activation management for Jose Cuervo Pro Beach Volleyball, overnight venue operations at Country Jam, and seven years as a national event marketing specialist at Monster Energy.

EVENT CREDITS

Independently verified

ESPN X Games · Monster Energy
Jose Cuervo Pro Beach Volleyball · Country Jam

Marquee properties — partner-provided[1]

Red Bull · Formula 1 · UFC, including the White House Lawn event · Super Bowl-adjacent entertainment production

300+ events · 15 years · founded 2015

Flagship demo experiences already published for The Concession, Las Vegas, the F1 Grand Prix and Super Bowl LX — the property types this partnership is built to reach.

Access to the highest-value audiences — without paying to assemble them.

1. Partner-provided; confirmed by management. Marquee credits are supplied by EventFuse and confirmed by VIP Play management; they are not drawn from public vendor credits or press releases. Independently verified credits are sourced from Nick Newhall's professional record and the EventFuse company profile.

III. Traction & Validation

What has already run in the field, what it produced, and how the platform stands against the alternatives.

FLAGSHIP DEPLOYMENT — THE SENIOR PGA CHAMPIONSHIP



THE CONCESSION
Home
Live
Map
Watch
The Concession
Presented by KitchenAid
Apr 16-19
HOLE INFO
1
BROWSE HOLES
Hole 1 of 18
PAR
YDS
4
428
HDCP 13
Take Me To Hole 1
Flyover Hole 1
The Concession
Championship Golf Tournament
APR 16-19
2026
14
COURSE TOUR
Hole 14 - The Signature
before a single shot is struck.
08:56 AM
HOLE 1 - THE OPENING DRIVE
Hole 1 greets competitors with a demanding par-4 framed by towering Florida oaks. A tight driving window sets the tone for a course that rewards precision from the very first swing.
08:57 AM
HOLE 7 - WATERSIDE
Hole 7 is a visual feast. A shimmering Florida lake frames the left side of the fairway, reflecting palm trees and the championship sky. It is one of the most photographed spots on the course, and one of the most dangerous for any player who drifts left.
08:57 AM
HOLE 14 - THE SIGNATURE
Hole 14 is the undisputed jewel of The Concession layout. Nicklaus framed a natural amphitheatre of live oaks around a multi-tiered green guarded by deep bunkers. In championship conditions, this is where the tournament narrative is often written.
08:57 AM
Hole 14 - The Signature
EXIT

WHAT WAS DEPLOYED

Hole-by-hole routing, live leaderboard integration and an AI golf concierge — on the attendee's own phone.



DEPLOYMENT RESULTS

The Concession · Senior PGA Championship · April 16–19, 2026

- 922 pageviews · 93 unique fans · 216 sessions
- ~4 pages per session · ~13 min active use
- Peaked on day two at 399 views · usage event-bounded
- Live course map the most-used surface — 658 views
- Mobile-first · organic adoption, no incentives offered

"Watching fans use EventPulse at The Concession confirmed what we've always believed — live sport's future is deepening the fan–event connection."
— Les Ottolenghi, Chief Executive Officer

"This type of tool compared to a static map is like trying to compare a buggy whip to an iPhone." — Senior PGA Championship attendee, quoted on eventpulse.ai

Deployment data derived from PostHog reporting for the event. Company-reported, unaudited; a single MVP-stage deployment and not necessarily indicative of results at other venues.

Source: eventpulse.ai

PROVEN TO SCALE — A CHAMPIONSHIP, A CONFERENCE AND A CITY

PREMIER EVENT PARTNERS

The roster and the properties

- Senior PGA Championship at The Concession — deployed, April 2026
- SEAT, Charlotte, June 28–30, 2026 — the industry's own technology buyers; conference deployment contracted and upcoming
- SEICon III, Bellagio, July 7–9, 2026 — 1,000+ executive attendees across 40+ sectors
- EventFuse partnership — distribution into festival and premier sporting properties
- Atlanta 404 Festival — contracted, not yet live

LAS VEGAS TAKEOVER · VIP HOST

City-scale, anticipated 2026

- 20+ VIP venues mapped with real-time offers
- Nightlife concierge routing guests between venues
- Proves the layer works outside a fenced venue, across an entire destination


Las Vegas Touring App


Omnia Nightclub

THE DATA OUTPUT

Why an AI lab wants it

Each deployment produces intent paired with a physical outcome — a question asked, a route taken, a purchase made, a place dwelt in, a reaction posted.

It is rights-cleared at the point of collection, timestamped, spatially anchored and tied to a persistent first-party identity.

None of it appears on the open web. None of it can be scraped. There is no incumbent supplier of it at scale.

Commercializable now — on both sides of the market.

Conference and city-scale programs are presented at their actual status: SEAT and Atlanta 404 Festival case studies are listed as upcoming on eventpulse.ai and are not presented as completed deployments. Company-reported, unaudited.

Sources: see appendix.

NO COMPETITOR SPANS THE WHOLE EVENT ON ONE ENGINE

THE EVENT-PLATFORM FIELD		WHERE THE VIP PLAY SUITE WINS
Satisfi Labs — strong conversational AI (~800 clients), but no map or routing	→	The answer becomes a highlighted route, not a paragraph
PAM — premium venue maps and digital twin (PGA Tour, F1), but no conversational AI	→	The AI and the map are the same product — one spatial graph
Mappedin — best-in-class indoor maps (MetLife), but no concierge or agenda	→	One model reasons across agenda, POIs, tickets and routing
Whova / Guidebook — agenda and push notifications, no spatial layer, no AI	→	Session, track and speaker model plus spatial and live operations
WSC / Genius / Sportradar — broadcast data to leagues, a different buyer entirely	→	Owned first-party event and fan data — a different problem, and ours
Multi-vendor stacks — one system for chat, another for maps, another for agenda	→	One vendor, one console — consolidation, not another point tool

Competitive positioning as of August 2026, based on publicly available information about each named company. No competitor spans the full event relationship — before, during and after — on one engine.

IV. Revenue Model & Leadership

THREE REVENUE LINES — ONE COST BASE

FANZONE

Sponsorship & fan revenue

- Omnichannel sponsor packages across app, event and feed — one cross-surface sale with attribution
- Premium fan features, predictions and participation rewards
- First-party identity graph raises targeting value over time

SUPERFAN

B2B seats + consumer credits

- Superfan Studio: managed or per-seat pricing — content volume without headcount
- Replace Studio: self-serve credits, packs from $7, per-second video pricing, monthly plans
- Cost shown up front; failed generations auto-refunded

EVENTPULSE

Venue & event software

- ACV of $75K–$2.5M per venue or event
- Live deployments convert into signed venues and per-event contracts
- Sponsor and operations tooling expands the same contract value

All three revenue lines run on one shared engine and a single cost base — the content is owned, not rented — so each new deployment and seat adds revenue without adding proportional cost.

Company-reported and unaudited; see the disclaimers on page 2.

MANAGEMENT



Les Ottolenghi
Chief Executive Officer

25+ years in gaming. MBA, Emory University; BA, Duke University.



Jacob Shrader
Chief Experience Officer

5+ years in sports betting and wagering. BA, Economics, Tufts University.



John Dermody
Chief Transformation & Revenue Officer

20+ years in finance and transformation strategy. BA, Louisiana State University.



Fernando Goldstein
Chief Technology Officer

20+ years in technology and business. University of Haifa.



Robert Rippee, Ph.D.
Interim CMO

30+ years in gaming and hospitality. PhD, Hospitality Administration, UNLV.

ADVISORY BOARD: Tony Driscoll · Jim Mackey · Robert Rippee, Ph.D.

Cherry Bekaert
Your Guide Forward

Cherry Bekaert — fractional CFO. A top-25 US accounting and advisory firm supplying VIP Play's fractional CFO: public-company reporting, planning and controls.

Biographies are company-provided. Titles, bios, photographs and the board line-up are company-provided and subject to confirmation before external distribution.

Thank you

Les Ottolenghi, Chief Executive Officer
investor.relations@vipplayinc.com

APPENDIX — SOURCE LOG (1 OF 3)

Every third-party statistic and quotation used in this presentation, with publisher, date and link.

AI CAPITAL & THE BARBELL (P.4)

Hyperscaler capex ~$800B in 2026, ~$1.2T in 2027
Morgan Stanley (Jun 3, 2026)

~$800B ≈ all non-tech S&P 500 capex in 2025 combined
Hamilton Lane (May 5, 2026)

75% of S&P 500 returns / 80% of earnings growth / 90% of capex growth
J.P. Morgan, "The Blob" (Sep 24, 2025)

~15% of economy-wide capital spending — twice in 50 years
J.P. Morgan Outlook 2025

$5.5T of global AI capex through 2030
J.P. Morgan Global Research (Jun 25, 2026)

Seed/angel −27% YoY; ~80% of Q2 2026 VC to AI
PitchBook via Tech Times (Jul 9, 2026)

Six largest 2025 rounds = 49% of AI funding, 24% of all VC
CB Insights, State of Venture 2025

Median Series A→B gap 28 months; 4,400 A's → ~1,600 B's
Crunchbase News (Aug 19, 2024)

AI CAPITAL & THE BARBELL (P.4) (CONT.)

Half of VC dollars to 0.05% of deals
Crunchbase via Marketplace (Jan 15, 2026)

DATA SCARCITY & LICENSING (P.6)

~300T tokens of public text, exhausted 2026–2032
Epoch AI (Jun 6, 2024)

Pressure to use private or synthetic data
Associated Press (Jun 6, 2024)

News Corp–OpenAI >$250M over five years
Wall Street Journal (May 22, 2024)

Reddit–Google ~$60M/yr; $203M of contracts at IPO
Reuters (Feb 21, 2024)

Dotdash Meredith/People Inc.–OpenAI >$16M/yr
heise (Nov 19, 2024)

People Inc.–Microsoft pay-per-use marketplace
Digiday (Nov 4, 2025)

APPENDIX — SOURCE LOG (2 OF 3)

Every third-party statistic and quotation used in this presentation, with publisher, date and link.

DATA SCARCITY & LICENSING (P.6) (CONT.)

Gannett/USA TODAY–Palantir audience-data deal
Nieman Lab (Aug 6, 2026)

Getty–OpenAI display partnership (not a training license)
Getty Images newsroom (Jun 2026)

Shutterstock $104M of AI licensing revenue, 2023
AI licensing deal tracker

Training-data licensing market size ranges
MarketsandMarkets via Kaptur

Alternative market-size estimate to 2036
Fact.MR

THE CATEGORY (P.5, P.12, P.20)

$2.3T global sports industry → ~$3.7T by 2030
Oliver Wyman / WEF (Feb 3, 2026)

Core sports market $417B → $602B; 46% from gaming
Kearney via SportsPro (Jul 3, 2025)

THE CATEGORY (P.5, P.12, P.20) (CONT.)

US GGR $78.72B; sports betting $16.96B on $166.94B handle
American Gaming Association (Feb 26, 2026)

Prediction-market volume <$5B → ~$24B; sports 80% of Kalshi
Pew Research Center (May 27, 2026)

Prediction markets to $1T by 2030
Bernstein via CNBC (Apr 14, 2026)

Live Nation FY2025: $25.2B revenue, 159M attendance
Live Nation FY2025 results (Feb 19, 2026)

Live Nation Q2 2026: record 49M, +10%
Live Nation Q2 2026 results (Jul 30, 2026)

Stadium attendance and festival demand
Live Nation, "Living for Live" (Nov 1, 2025)

Average stadium gross $7.11M, +19%
Pollstar 2025 Year-End Analysis (Dec 23, 2025)

65% of Gen Z willing to splurge
McKinsey ConsumerWise (Oct 16, 2025)

APPENDIX — SOURCE LOG (3 OF 3)

Every third-party statistic and quotation used in this presentation, with publisher, date and link.

THE CATEGORY (P.5, P.12, P.20) (CONT.)

Virtual-influencer market to $45.9B by 2030
Grand View Research

ACQUISITION COST, PRODUCT & PARTNERS (P.17, 19, 23, 24, 27)

Sports-betting CAC benchmarks: $250–$750 and climbing; $500–$800 average CPA; $250–$450 US mature-state; $802 paid search vs. ~$290 organic
Blask (Jul 28, 2026) · Scaleo (Mar 27, 2025) · Basher Agency (Jun 13, 2026) · Bidcanvas (Mar 1, 2026)

Sports the highest mobile cost-per-install of any app category at $26.81
InsertAffiliate CPI benchmarks (May 14, 2026)

AI seed rounds at $25–30M post-money to revenue-generating companies
TechCrunch (Mar 31, 2026)

EventPulse product, self-reported metrics, case studies and demo experiences
eventpulse.ai

Ask Maps, Immersive Navigation and Maps grounding for agents
Google Blog (Mar 12, 2026) · Google Maps Platform (Apr 22, 2026) · Google Maps Platform AI docs

ACQUISITION COST, PRODUCT & PARTNERS (P.17, 19, 23, 24, 27) (CONT.)

SEAT 2026 (Charlotte, June 28–30) and SEICon III (1,000+ executives, Bellagio)
ASTN — SEAT 2026 · VegasSlotsOnline on SEICon III (Jul 3, 2026)

EventFuse company profile, capabilities and Nick Newhall's professional record
eventfuse.co · Nick Newhall, LinkedIn · EventFuse, LinkedIn

Price and market data
OTC Markets Group

Company-reported operating metrics ($8.86 blended cost per acquired user, $10–$15 per synthetic character, 100,000 views in 45 minutes, 1,800 followers in the first hour, 216 active users, 674K impressions, 5.9% engagement) are internal, unaudited and have no third-party source. Marquee EventFuse credits on page 24 are partner-provided and confirmed by management. Market-size forecasts are third-party research-firm estimates with differing methodologies.